UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 29, 2004
(Date of earliest event reported)

MarketWatch.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50562	27-0064104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

825 Battery Street
San Francisco, California    94111
(Address of principal executive offices including zip code)

(415) 733-0500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

The press release of MarketWatch.com, Inc., dated July 29, 2004, announcing, among other things, its financial results for the three and six months ended June 30, 2004, attached and filed herewith as Exhibit 99.1, is incorporated herein by reference.

Notwithstanding the above, those portions of the press release that discuss earnings before interest, taxes, depreciation and amortization (EBITDA) are being "furnished" to the Securities and Exchange Commission, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not incorporated by reference into any filing of MarketWatch.com, Inc., whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release of MarketWatch.com, Inc. dated July 29, 2004. PDF

PDF    Also provided in PDF as a courtesy.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The press release of MarketWatch.com, Inc., dated July 29, 2004, announcing, among other things, its financial results for the three and six months ended June 30, 2004, attached and filed herewith as Exhibit 99.1, is incorporated herein by reference.

Notwithstanding the above, those portions of the press release that discuss earnings before interest, taxes, depreciation and amortization (EBITDA) are being "furnished" to the Securities and Exchange Commission, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not incorporated by reference into any filing of MarketWatch.com, Inc., whether made before or after the date of this report, regardless of any general incorporation language in the filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

MarketWatch.com, Inc.

By:	/s/ JOAN P. PLATT

Name: Joan P. Platt
Title: Chief Financial Officer

Dated: July 29, 2004